        MORGAN STANLEY INSTITUTIONAL FUNDS, TRUST - HIGH YIELD PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                          Amount of     % of      % of
                                         Offering           Total          Shares     Offering    Funds
  Security      Purchase/    Size of     Price of         Amount of       Purchased   Purchased   Total                    Purchased
  Purchased    Trade Date   Offering      Shares          Offering         By Fund     By Fund    Assets      Brokers        From
  ---------    ----------  ----------    --------    -----------------   -----------  ---------  -------  ---------------  ---------
    Israel      05/01/08   $99.831000       -        $1,000,000,000.00   760,000.00     0.07%     0.53%        Citi,        Lehman
Electric Corp.                                                                                               JPMorgan,     Brothers
   Ltd Note                                                                                                  Merrill
  7.250% due                                                                                                Lynch & Co.,
   1/15/2019                                                                                                  Lehman
                                                                                                             Brothers,
                                                                                                              Morgan
                                                                                                              Stanley

   Newfield     05/05/08     $100.00        -        $600,000,000        120,000        0.02%     0.08%     JPMorgan,      JPMorgan
  Exploration                                                                                              BMO Capital    Securities
      Co.                                                                                                  Markets, RBS
  Note 7.125%                                                                                               Greenwich
 due 5/15/2018                                                                                                Capital,
                                                                                                             Banc of
                                                                                                             America
                                                                                                           Securities
                                                                                                            LLC, BBVA
                                                                                                           Securities,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                           LLC, Mizuho
                                                                                                           Securities
                                                                                                            USA Inc.,
                                                                                                             Wedbush
                                                                                                             Morgan
                                                                                                           Securities
                                                                                                              Inc.,
                                                                                                             CALYON,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                           Wells Fargo
                                                                                                           Securities,
                                                                                                             DnB NOR
                                                                                                             Markets

   Directv      05/07/08     $100.00        -        $1,500,000,000.00   1,000,000.00   0.06%     0.53%       Banc of      JPMorgan
   Holdings                                                                                                   America     Securities
LLC/Directv F                                                                                                Securities
 Note 7.625%                                                                                                LLC, Credit
due 5/15/2016                                                                                                 Suisse,
                                                                                                              JPMorgan
                                                                                                            Securities,
                                                                                                               Morgan
                                                                                                              Stanley

 CSC Holdings   05/28/08     $100.00        -        $500,000,000.00     340,000        0.06%     0.24%       Banc of      Banc of
  Inc. Note                                                                                                   America      America
  8.500% due                                                                                                Securities
  6/15/2015                                                                                                    Ltd,
                                                                                                             Citigroup
                                                                                                              Glohal
                                                                                                           Markets Ltd,
                                                                                                             JPMorgan,
                                                                                                              Merrill
                                                                                                           Lynch & Co.,
                                                                                                              Credit
                                                                                                            Suisse, GE
                                                                                                              Capital
                                                                                                              Markets
                                                                                                             Inc., BNP
                                                                                                             Paribas,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities
                                                                                                            Inc. Fortis
                                                                                                            Securities,
                                                                                                              Goldman
                                                                                                           Sachs & Co.,
                                                                                                             Greenwich
                                                                                                              Capital
                                                                                                              Markets
                                                                                                           Inc., Morgan
                                                                                                             Stanley,
                                                                                                               Piper
                                                                                                             Jaffray &
                                                                                                            Co., Scotia
                                                                                                              Capital
                                                                                                               Inc.,
                                                                                                             SunTrust
                                                                                                             Robinson
                                                                                                             Humphrey,
                                                                                                              Wedbush
                                                                                                              Morgan
                                                                                                            Securities
                                                                                                               Inc.

   Thomson      06/17/08         -        $99.084    $1,000,000,000      465,00         0.04%     0.31%      Barclays      Banc of
   Reuters                                                                                                   Capital,      America
 Corp. 6.500%                                                                                               JPMorgan,     Securities
due 7/15/2018                                                                                                 Morgan
                                                                                                             Stanley,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                              Banc of
                                                                                                              America
                                                                                                            Securities
                                                                                                            LLC, Lehman
                                                                                                             Brothers,
                                                                                                              Merrill
                                                                                                           Lynch & Co.,
                                                                                                            RBC Capital
                                                                                                           Markets, BMO
                                                                                                              Capital
                                                                                                             Markets,
                                                                                                               Citi,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities,
                                                                                                             Goldman,
                                                                                                           Sachs & Co.,
                                                                                                               HSBC,
                                                                                                             Standard
                                                                                                             Chartered
                                                                                                             Bank, TD
                                                                                                            Securities,
                                                                                                                UBS
                                                                                                            Investment
                                                                                                               Bank,
                                                                                                             Wachovia
                                                                                                            Securities

      XM        07/24/08        -         $89.930    $778,500,000.00     265,000        0.03%     0.19%     JPMorgan,     JPMorgan
  Satellite                                                                                                   Morgan      Securities
    Radio                                                                                                    Stanley,
   Holdings                                                                                                    UBS
     Inc.                                                                                                   Investment
 Note 13.000%                                                                                                  Bank
due 07/15/2018